UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2012 (February 10, 2012)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

300 Galleria Parkway Atlanta, GA 30339
(Address of principal executive office)

Registrant’s telephone number, including area code (770) 563-7400

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2012, the Board of Directors of Travelport Limited (the “Company”) approved the transition of Jeff Clarke from Executive Chairman to Non-Executive Chairman of the Board. As Non-Executive Chairman, Mr. Clarke will remain committed to, and engaged in, Travelport’s continued success through his oversight responsibilities on the Board of Directors. Mr. Clarke also will serve as a member of the Audit Committee and Compensation Committee of the Board, as well as continuing to serve as a member of the Board’s Executive Committee.

In connection with this transition, on February 14, 2012, we entered into an Agreement and General Release with Mr. Clarke, which addresses the terms and conditions in connection with Mr. Clarke’s termination from service as Executive Chairman of the Company and sets forth both our and Mr. Clarke’s obligations with respect to such transition.

In addition, on February 15, 2012, the Company and Mr. Clarke entered into a Letter Agreement pursuant to which Mr. Clarke will be paid $250,000 per year as compensation for his service as Non-Executive Chairman of the Board of Directors. Mr. Clarke also will be eligible for an annual bonus of up to 100% of such annual director fee based on the Company’s performance.

Copies of the Agreement and General Release and the Letter Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively. The summaries above are qualified in their entirety by the terms of the Agreement and General Release and Letter Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Agreement and General Release by and among Jeff Clarke, Travelport Limited and Travelport, LP, dated as of February 14, 2012.

10.2	Letter Agreement among Jeff Clarke, Travelport Limited, Travelport Holdings Limited, Travelport Worldwide Limited, Travelport Intermediate Limited and TDS Investor (Cayman) GP Ltd., dated as of February 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, Chief Legal Officer and Chief Administrative Officer

Date: February 15, 2012

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated February 15, 2012 (February 10, 2012)

EXHIBIT INDEX

10.1	Agreement and General Release by and among Jeff Clarke, Travelport Limited and Travelport, LP, dated as of February 14, 2012.

10.2	Letter Agreement among Jeff Clarke, Travelport Limited, Travelport Holdings Limited, Travelport Worldwide Limited, Travelport Intermediate Limited and TDS Investor (Cayman) GP Ltd., dated as of February 15, 2012.